UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Soliciting Material Pursuant to § 240.14a-12

BGSF, Inc.

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BGSF

Notice of 2022 Annual Meeting of Stockholders

Wednesday, August 3, 2022
12:00 PM CDT
BGSF, Inc. ("BGSF")
5850 Granite Parkway, Suite 730
Plano, Texas 75024

The 2022 Annual Meeting of Stockholders of BGSF will be held on Wednesday, August 3, 2022, at 12:00 PM CDT, at the principal executive offices of BGSF, Inc., 5850 Granite Parkway, Suite 730, Plano, Texas 75024, for the following purposes:
1.To elect the Class II directors nominated by the Board of Directors;
2.To ratify the Audit Committee’s appointment of Whitley Penn LLP as our independent registered public accounting firm for the 2022 fiscal year ending January 1, 2023;
3.To conduct an advisory vote to approve named executive officer compensation; and
4.To transact other business that properly comes before the meeting.

Only stockholders of record at the close of business on June 6, 2022, are entitled to receive notice of and to vote at the annual meeting and at any and all adjournments or postponements thereof.

The Notice of 2022 Annual Meeting of Stockholders and Proxy Statement for the annual meeting is being made available to our stockholders on or about June 14, 2022 on the Internet or, upon request, in printed form by mail. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card and on the Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice will also include instructions for stockholders on how to access the proxy card to vote over the Internet.

Your vote is important, and whether or not you plan to attend the annual meeting, please vote as promptly as possible. We encourage you to vote via the Internet, as it is the most convenient and cost-effective method of voting. You may also vote by mail (if you received paper copies of the proxy materials). Instructions regarding both methods of voting are included in the Notice, the proxy card and the Proxy Statement.

Thank you in advance for voting and for your support of BGSF.

By order of the Board of Directors,

/s/ Dan Hollenbach
Dan Hollenbach
Chief Financial Officer and Secretary
April 25, 2022
Plano, Texas

BGSF
5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Principal Executive Offices)

PROXY STATEMENT
_____________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by BGSF, Inc. (“BGSF”, “we”, “us”, or “our”), on behalf of its Board of Directors (the “Board”), for the 2022 Annual Meeting of Stockholders. This Proxy Statement and related proxy materials are being made available to our stockholders on the Internet or, upon request, mailed to our stockholders on or about June 14, 2022.
QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING PROCEDURES
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 26, 2021 (the "Form 10-K") available on the Internet. If you received the Notice by mail and would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice. The Notice also contains instructions on how to access and review all of the important information contained in the proxy materials provided on the Internet, including how you may submit your proxy over the Internet.
Who may vote?

Stockholders of record as of the close of business on June 6, 2022, the record date for the annual meeting, may vote at the meeting. Each share of common stock entitles the holder to one vote per share. As of March 9, 2022 there were 10,425,210 shares of our common stock outstanding.
What constitutes a quorum?

The holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting must be represented at the annual meeting in person or by proxy to have a quorum. Any stockholder present at the annual meeting, either in person or by proxy, but who abstains from voting, will be counted for purposes of determining whether a quorum exists.
How do I vote?

You cannot vote your shares of common stock unless you are present at the meeting or you have previously given your proxy. You can vote by proxy in one of the following two convenient ways:
•by mail – if you received your proxy materials by mail, you can vote by mail by completing, signing, dating and returning the proxy card in the enclosed envelope; or
BGSF – 2021 Proxy Statement – 1

•on the Internet, by visiting the website shown on the Notice or the proxy card and following the instructions.
 How will the proxies be voted?

All properly executed proxies, unless revoked as described below, will be voted at the meeting in accordance with your directions on the proxy. If a properly executed proxy does not provide instructions, the shares of common stock represented by your proxy will be voted:
•“FOR” the election of Richard L. Baum, Jr., Paul A. Seid, and Cynthia Marshall as Class II directors;
•“FOR” the ratification of the Audit Committee’s appointment of Whitley Penn LLP as our independent registered public accounting firm for the 2022 fiscal year ending January 1, 2023;
•“FOR” the non-binding advisory resolution to approve the compensation of our named executive officers.
The proxy holders will use their discretion on any other matters that properly come before the meeting. Unless otherwise stated, all shares represented by your completed, returned, and signed proxy will be voted as described above. If you are voting on the Internet, the proxies will be voted in accordance with your voting instructions. If you are voting on the Internet, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on August 2, 2022.
How may I revoke my proxy?

You may revoke your proxy at any time before or at the annual meeting (in each case, before the vote at the annual meeting) by:
•Delivering a signed, written revocation letter, dated later than the proxy, to Dan Hollenbach, Chief Financial Officer and Secretary, at 5850 Granite Parkway, Suite 730, Plano, Texas 75024;
•Voting at a later time on the Internet, if you previously voted on the Internet; or
•Attending the meeting and voting in person or by proxy (if your shares are held in street name, you will need a proper legal proxy from the stockholder of record in order to vote your shares in person at the meeting). Attending the meeting alone will not revoke your proxy.
How many votes must each proposal receive to be adopted?

The election of our Class II directors require the affirmative vote of a plurality of the shares of common stock cast at the meeting. You may only vote “FOR” or “WITHHELD” with respect to election of directors, and as a result, there will not be any abstentions on this proposal. Broker non-votes will have no effect on the outcome of this proposal.
The affirmative vote of a majority of shares present in person or represented by proxy is required to ratify Whitley Penn LLP as our independent registered public accounting firm. Abstentions will have the same effect as a vote against, and brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
The affirmative vote of the majority of shares present in person or represented by proxy is required to approve, on a non-binding advisory basis, the Company’s named executive officer compensation. Abstentions as to these proposals will have the same effect as votes “AGAINST” such proposal, and “broker non-votes” will not have any effect on the outcome of such proposal.
What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, or clients, do not receive voting instructions from the clients. Brokers holding shares of record for client's generally are not entitled to vote on certain matters unless they receive voting instructions from their clients. In the event that a broker does not receive voting instructions for these matters, a broker may notify us that it lacks voting authority to vote those shares. These broker non-votes refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their client's instructions. These broker non-votes will be included in determining whether a quorum exists.
BGSF – 2021 Proxy Statement – 2

Your bank or broker is not permitted to vote your uninstructed shares in the election of directors or the non-binding advisory resolution to approve named executive officer compensation. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf in such matters. To be sure your shares are voted in the manner you desire, you should instruct your broker how to vote your shares.
Who is soliciting this proxy?

The Board is soliciting this proxy. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, electronic mail or personal interview. The Company will bear the cost of any solicitation. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

BGSF – 2021 Proxy Statement – 3

PROPOSAL ONE:	ELECTION OF DIRECTORS
What is the organizational structure of the Board?

The number of directors currently constituting our entire Board is six. The directors are divided into three classes. In general, directors in each class serve for a term of three years.

How many directors are to be elected?

Three Class II directors are to be elected by our stockholders.

Who is the board nominee?

Our Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated Richard L. Baum, Jr., Paul A. Seid, and Cynthia Marshall to be re-elected as Class II directors by the stockholders. Mr. Baum, Mr. Seid, and Ms. Marshall have agreed to stand for re-election. However, should any of them become unable or unwilling to accept nomination or election, the shares of common stock voted for Mr. Baum, Mr. Seid, or Ms. Marshall by proxy will be voted for the election of a substitute nominee whom the proxy holders believe will carry out our present policies. Our Board has no reason to believe that Mr. Baum, Mr. Seid, and Ms. Marshall will be unable or unwilling to serve if elected, and, to the knowledge of the Board, all intend to serve the entire term for which election is sought.

We urge you to vote “FOR” Mr. Baum, Mr. Seid, and Ms. Marshall as Class II directors.

Richard L. Baum, Jr.

Independent Director
Age: 61
Director Since: 2013
Committees Served: Audit Committee, Compensation Committee (Chair), Nominating and Corporate Governance Committee (Chair)

Richard L. Baum, Jr. served on the board of managers of LTN Acquisition, LLC (the former parent of the predecessor to BGSF) since its inception and was appointed to serve on our Board in November 2013. Since March 2013, Mr. Baum has been Chairman of the Board of Unique Fabricating, Inc. (NYSE American: UFAB). Mr. Baum joined Taglich Private Equity LLC in 2005 and currently is an active director with a number of private companies where Taglich has an investment. Prior to joining Taglich, Mr. Baum led a group that purchased a private equity portfolio from Transamerica Business Credit. From 1998 to 2003, Mr. Baum was a Managing Director in the small business merger and acquisition practices of Wachovia Securities and its predecessor, First Union Securities. From 1988 through 1998, Mr. Baum was a Principal with the Mid-Atlantic Companies, Ltd., a financial services firm acquired by First Union in 1998. Mr. Baum received a Bachelor of Science from Drexel University and a Master of Business Administration from the Wharton School of the University of Pennsylvania. We believe that Mr. Baum should serve as a member of the Board due to the perspective and experience with our ongoing operations and strategy that he has obtained through his prolonged service to the Company and due to his ability to assist with the evaluation of potential acquisitions.

BGSF – 2021 Proxy Statement – 4

Paul A. Seid

Independent Director
Age: 74
Director Since: 2014
Committees Served: Compensation Committee, Nominating and Corporate Governance Committee

Since 2010, Mr. Seid has served on the board of directors of BioVentrix, a privately held medical device company. Starting in 2013, he has served as Chief Executive Officer of RST Automation, a maker of hospital robotic devices which was established 2004. For the past eighteen years he has been President of Strategic Data Marketing, a research and data collection company. He has also founded, bought and/or sold over twenty companies in Asia, Europe, North, and South America. Mr. Seid graduated from Queen’s College, a division of the City University of New York, in 1968 with a Bachelor’s degree in Political Science. Mr. Seid has held numerous other board of directors and consulting positions. We believe that Mr. Seid should serve as a member of the Board due to his extensive experience growing diverse businesses.

Cynthia Marshall

Independent Director
Age: 62
Director Since: 2020
Committees Served: Compensation Committee, Nominating and Corporate Governance Committee

Ms. Marshall is currently the CEO of the Dallas Mavericks, is Founder, President and CEO of the consulting firm Marshalling Resources. The Marshalling Resources consulting firm specializes in leadership, diversity and inclusion, culture transformation and overall optimization of people resources. Ms. Marshall worked with The Dow Chemical Company in 2017 and 2018 to develop and implement a strategy for institutionalizing an inclusive culture. Prior to this position, Ms. Marshall retired from a 36-year career at AT&T, where she had ultimately served as SVP - Human Resources and Chief Diversity Officer. She was responsible for identifying and developing leaders, aligning employees with the company’s vision and priorities, overseeing major business unit HR support, performance development, employee engagement, skills transformation initiatives, EEO and Affirmative Action. She led the team that created a world class Diversity and Inclusion culture, earning AT&T a top 3 ranking on Diversity Inc’s 2017 Top 50 list of companies. Ms. Marshall also spearheaded the work that for the first-time placed AT&T on Fortune’s 100 Best Companies to Work For list in 2017 (one of only two Fortune 50 companies). Before her SVP-Human Resources and Chief Diversity Officer roles, Ms. Marshall served as President - AT&T North Carolina where she became the first African-American chair of the North Carolina State Chamber of Commerce. Marshall graduated from the University of California-Berkeley with degrees in Business Administration and Human Resources Management and holds four honorary Doctorate degrees. Ms. Marshall has chaired a variety of non-profit boards and is currently on the board of Dallas CASA, Dallas Regional Chamber, Texas Women’s Foundation, Texas 2036 and a member of the Executive Leadership Council. We believe that Ms. Marshall should serve as a member of the Board due to her extensive leadership and business experience and her expertise with respect to human resources and culture.

BGSF – 2021 Proxy Statement – 5

Who are the continuing members of the Board?

The terms of the following six members of our Board will continue past the annual meeting.

Term to Expire at the 2023 Annual Meeting:

C. David Allen, Jr.

Independent Director
Age: 58
Director Since: 2014
Committees Served: Audit Committee, Compensation Committee

Starting in 2022, Mr. Allen has served as Chief Financial Officer of Life Sciences Logistics, a Blackstone portfolio company. From 2016 to 2022, Mr. Allen has served as Chief Financial Officer of Smart Start, LLC, a provider of automotive technology products. Prior to Smart Start, from 2015 to 2016, Mr. Allen has served as Chief Financial Officer of Graebel Vanlines Holdings, LLC, a provider of commercial and residential logistics, moving and storage services. Prior to Graebel, from 2009 to 2015, Mr. Allen served as an officer of Snelling Services, LLC, a workforce solutions, contract and temporary staffing services provider. From 2010 to 2015, Mr. Allen served as President and Chief Executive Officer. From 2009 to 2010 he served as Chief Financial Officer. Prior to Snelling, Mr. Allen served for three years as Chief Operating Officer and six years as Chief Financial Officer for Telvista Inc., a business process outsourcer providing customer relationship management solutions. He earned a Master of Business Administration degree from the Tuck School at Dartmouth College in 1993 and received a Bachelor of Business Administration from Stephen F. Austin State University with honors in 1986. We believe that Mr. Allen should serve as a member of the Board due to his extensive experience in the workforce solutions industry as well as his financial expertise.

Douglas E. Hailey

Independent Director
Age: 60
Director Since: 2013
Committees Served: Audit Committee (Chair), Nominating and Corporate Governance Committee

Douglas E. Hailey served on the board of managers of LTN Acquisition, LLC (the former parent of the predecessor to BGSF) since its inception and was appointed to our Board in November 2013. Mr. Hailey is the managing director of Taglich Private Equity LLC. Mr. Hailey joined Taglich Brothers, Inc. in 1994 as Head of Investment Banking and is an employee, not a partner, director, shareholder or executive officer. Taglich Brothers, Inc. is not an affiliate of Taglich Private Equity LLC. He co-led the private equity initiative in 2001 and currently participates in evaluating and executing new investments. Prior to joining Taglich Brothers, Inc., Mr. Hailey spent five years with Weatherly Financial Group, assisting in sponsoring leveraged buyouts and five years in structured finance lending at Heller Financial and the Bank of New York. He received a Bachelor of Business Administration from Eastern New Mexico University and a Master of Business Administration in Finance from the University of Texas. We believe that Mr. Hailey should serve as a member of the Board due to the perspective and experience with our ongoing operations and strategy that he has obtained through his prolonged service to the company and due to his ability to assist with the evaluation of potential acquisitions.

BGSF – 2021 Proxy Statement – 6

Term to Expire at the 2024 Annual Meeting:

Beth Garvey

President and Chief Executive Officer
Age: 56
Director Since: 2020
Beth Garvey began serving as President and Chief Executive Officer of the Company in October 2018. Ms. Garvey previously served as Chief Operating Officer of the Company from August 2016 and joined the Company through the Company's acquisition of substantially all of the assets of InStaff Holding Corporation and InStaff Personnel, LLC (“InStaff”) in 2013. Ms. Garvey started at InStaff in 1998 as Director of Human Resources, subsequently serving as Director of Operations, VP of Operations, Senior VP of Operations, COO and ultimately CEO prior to our acquisition. The Staffing Industry Analysts has recognized her as one of North America Staffing 100 for the previous 2 years and included her in the Global Power 150 – Women in Staffing list for the past 3 years. In addition, D CEO has named Ms. Garvey as one of the top Dallas 500 Business Leaders 4 times. In 2010, Ms. Garvey was a Dallas Business Journal ‘Women in Business’ honoree recognizing outstanding local women business leaders who not only make a difference in their industries, but also in their communities. Beth currently serves on the Board of Directors of the Dallas Regional Chamber and is co-chair of the Talent Attraction committee. She is a past chair of the Executive Committee for the Dallas Executive Women’s Roundtable and is on the Board of Directors for The Family Place, a non-profit supporting victims of family violence. In addition, she is a founding member of Y Texas, as well as a Board Member of the Y Texas Foundation an initiative of Texas CEO’s to help advance workforce development initiatives for students and veterans in the State of Texas. Recently, Ms. Garvey was named as a finalist in the EY Entrepreneur of the Year® 2020 Award for the Southwest region. We believe that Ms. Garvey should serve as a member of the Board due to her extensive experience in the workforce solutions industry.

BGSF – 2021 Proxy Statement – 7

BOARD INFORMATION

Independent Directors
Our Board has determined that the following directors are “independent” as defined under the rules of the New York Stock Exchange ("NYSE"): C. David Allen, Jr., Richard L. Baum Jr., Douglas E. Hailey, Cynthia Marshall, and Paul A. Seid. Our Board considers, among other things, relevant transactions, relationships or arrangements, if any, required to be disclosed by the Company under Item 404 of Regulation S-K in reaching the forgoing conclusion.

Board Meetings

During 2021, our Board met five times, including regularly scheduled and special meetings. Each director attended all regularly scheduled meetings of the Board and at least 75% of all applicable Board committee meetings during his or her service as a director.

Board Leadership and Role in Risk Oversight

Meetings of our Board (excluding executive sessions) are generally presided over Beth Garvey and an independent director presides over executive sessions until a new chairman can be determined by the Board. The Board does not have a formal policy addressing whether or not the roles of chairman and chief executive officer should be separate or combined. The directors serving on the Board possess considerable professional and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that the Company faces. As such, the Board believes that it is in the best position to evaluate the needs of the Company and to determine how best to organize the Company’s leadership structure to meet those needs. At present, the Board has chosen to separate the positions of chairman and chief executive officer. While the Board believes it is important to retain the flexibility to determine whether the roles of chairman and chief executive officer should be separated or combined in one individual, the Board believes that this structure represents the appropriate allocation of roles and responsibilities at this time. Our Board believes that Ms. Beth Garvey is currently best situated to preside over meetings of our Board because of her familiarity with our business and ability to effectively identify strategic priorities and lead the discussion and execution of strategy. Ms. Garvey works closely with senior management and various Board members to identify appropriate topics of consideration for the Board and to plan effective and informative Board meetings.

Our Board oversees the risk management activities designed and implemented by our management and executes its oversight responsibility for risk management both directly and through its committees. The full Board also considers specific risk topics, including risks associated with our strategic plan, our whistle blower program, cybersecurity, business operations, capital structure, and ESG matters. In addition, our Board receives detailed regular reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

Our Board delegates to the Audit Committee oversight of our risk management process. Our other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines on a number of significant matters, including director qualifications, director responsibilities, Board committees, director access to officers, employees, and advisors, director compensation, related party transactions, annual performance evaluations, and chief executive officer and director succession. A copy of the Corporate Governance Guidelines is posted on our home office website at www.bgsf.com. The information on our website is not part of this Proxy Statement.

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Committees of the Board of Directors

 The standing committees of our Board consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the committees reports to our Board as they deem appropriate and as our Board may request. The composition, duties and responsibilities of these committees are set forth below.

 Audit Committee

 The Audit Committee is responsible for, among other matters: (1) appointing, retaining and evaluating our independent registered public accounting firm and approving all services to be performed by them; (2) overseeing our independent registered public accounting firm’s qualifications, independence and performance; (3) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC; (4) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (5) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (6) reviewing and approving related person transactions; and (7) overseeing the risk management process.

Our Audit Committee consists of C. David Allen, Jr., Richard L. Baum, Jr. and Douglas E. Hailey. We believe that each qualifies as independent directors according to the rules and regulations of the SEC and NYSE with respect to audit committee membership. We also believe that Mr. Hailey and Mr. Allen qualify as “audit committee financial experts,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee, which is available on our home office website under the investor relations tab at www.bgsf.com. The information on our website is not part of this Proxy Statement.

The Audit Committee held four meetings in 2021.
 Compensation Committee

 The Compensation Committee is responsible for, among other matters: (1) reviewing key team member (i.e., employee) compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, president and chief executive officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans, including our 2013 Long-Term Incentive Plan and 2020 Employee Stock Purchase Plan. The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the committee may deem appropriate in its sole discretion. The Compensation Committee may invite such members of management to its meetings as it deems appropriate. However, the Compensation Committee meets regularly without such members present, and in all cases no officer may be present at meetings at which such officer’s compensation or performance is discussed or determined. The Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities. Neither the Compensation Committee nor management engaged a compensation consultant with respect to the 2021 fiscal year.

 Our Compensation Committee consists of C. David Allen, Jr., Richard L. Baum, Jr., Cynthia Marshall, and Paul A. Seid. Our Board has adopted a written charter for the Compensation Committee, which is available on our home office website under the investor relations tab at www.bgsf.com. The information on our website is not part of this Proxy Statement.

The Compensation Committee held two meetings in 2021.

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Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee, which identifies, evaluates and recommends qualified nominees to serve on our Board, develops and oversees our internal corporate governance processes and maintains a management succession plan. Our Nominating and Corporate Governance Committee charter defines the committee’s primary duties. The Nominating and Corporate Governance Committee will evaluate nominees for director, including nominees recommended by stockholders, using all relevant criteria, including diversity of experience and background. The Nominating and Corporate Governance Committee will consider any director candidates recommended by the Company’s stockholders provided that the notice and information requirements specified by Section 2.06(b)–(c) of the Bylaws (relating to direct stockholder nominations) are complied with.

Our Nominating and Corporate Governance Committee consists of Richard L. Baum, Jr., Douglas E. Hailey, Cynthia Marshall, and Paul A. Seid. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our home office website at www.bgsf.com. The information on our website is not part of this Proxy Statement.

The Nominating and Corporate Governance Committee held one meeting in 2021.

Other Committees

 Our Board may establish other committees as it deems necessary or appropriate from time to time.

Family Relationships

There are no family relationships among any of our executive officers or any of our directors.
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DIRECTOR COMPENSATION

Set forth below is a summary of the components of compensation payable to our non-management directors.

Cash Compensation for the 2021 Fiscal Year

We reimburse each member of our Board for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of our Board and any committees thereof, including, without limitation, reasonable travel, lodging and meal expenses. Each director who is not also a team member (i.e., employee) or officer of the Company is also entitled to (i) an annual retainer of $45,000 for their service on our Board, and (ii) an annual retainer of $5,000 for audit committee service.

Name	Board Member ($)	Audit Committee ($)	Compensation Committee ($)	Nominating & Corporate Governance Committee ($)	Chairman of the Board ($)	Total ($)

C. David Allen, Jr.	$45,000	$5,000	$—	$—	$—	$50,000
L. Allen Baker, Jr. (1)	$33,750	$—	$—	$—	$—	$33,750
Richard L. Baum, Jr.	$45,000	$5,000	$—	$—	$—	$50,000
Douglas E. Hailey	$45,000	$5,000	$—	$—	$—	$50,000
Cynthia Marshall	$45,000	$—	$—	$—	$—	$45,000
Paul A. Seid	$45,000	$—	$—	$—	$—	$45,000
(1)On May 27, 2021, Mr. L. Allen Baker, Jr., announced his retirement from the Board of Directors effective at the Annual Meeting of Shareholders on August 4, 2021. BGSF, Inc.

Director Compensation for the 2021 Fiscal Year

The table below sets forth the compensation payable to our non-management directors for service during the 2021 fiscal year.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (*)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

C. David Allen, Jr.	$50,000	$54,903	$6,330	$—	$—	$—	$111,233
L. Allen Baker, Jr. (1)	$33,750	$44,595	$6,330	$—	$—	$—	$84,675
Richard L. Baum, Jr.	$50,000	$54,903	$6,330	$—	$—	$—	$111,233
Douglas E. Hailey	$50,000	$54,903	$6,330	$—	$—	$—	$111,233
Cynthia Marshall	$45,000	$32,759	$3,259	$—	$—	$—	$81,018
Paul A. Seid	$45,000	$54,903	$6,330	$—	$—	$—	$106,233
*The amounts reflect the dollar amounts recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 15 Share-based Compensation to the audited consolidated financial statements included in the Form 10-K.
(1)On May 27, 2021, Mr. L. Allen Baker, Jr., announced his retirement from the Board of Directors effective at the Annual Meeting of Shareholders on August 4, 2021. BGSF, Inc.

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CORPORATE GOVERNANCE

General

Our Board has established corporate governance practices designed to serve the best interests of the Company and our stockholders. In this regard, our Board has, among other things, adopted:

•a code of business conduct and ethics applicable to all of our Board members, as well as all of our team members, including our President and Chief Executive Officer and Chief Financial Officer and Secretary;

•procedures regarding stockholder communications with our Board and its committees;

•a whistle blower policy for the submission of complaints or concerns relating to accounting, internal accounting controls or auditing matters;

•provisions in our Bylaws regarding director candidate nominations and other proposals by stockholders; and

•written charters for its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Our Board intends to monitor developing standards in the corporate governance area and, if appropriate, modify our policies and procedures with respect to such standards. In addition, our Board will continue to review and modify our policies and procedures as appropriate to comply with any new requirements of the SEC or NYSE.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our team members, including our chief executive officer and our chief financial officer (who is our principal accounting officer). Our Code of Ethics is available on our home office website at www.bgsf.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Item 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers by posting the required information on our home office website at the above address. Our website is not part of this Proxy Statement.

Stockholder Communications with the Board

Stockholders (or other interested parties) may contact the Board or any committee of the Board by any one of the following methods:

By telephone: 972-692-2400	By mail: BGSF, Inc. Attn: Corporate Secretary 5850 Granite Parkway, Suite 730 Plano, Texas 75024	By e-mail: InvestorRelations@BGSF.com

BGSF – 2021 Proxy Statement – 12

Relevant communications will be distributed to the Board, or to any individual director or group of directors, as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam and surveys. In addition, material that is threatening, illegal or similarly unsuitable will be excluded. Any communication that is screened as described above will be made available to any director upon his or her request.

Director Attendance at Annual Meeting of Stockholders

Our Board has not adopted a formal policy stating that each member of the Board should attend our annual meeting of stockholders. However, we anticipate that each director will attend this year's annual meeting in person or telephonically. At the 2021 annual meeting of stockholders, all directors were present.

BGSF – 2021 Proxy Statement – 13

PROPOSAL TWO:	RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Whitley Penn LLP as our independent registered public accounting firm for the 2022 fiscal year ending January 1, 2023 and Whitley Penn LLP has served in this capacity since 2013. Our Board has further directed that we submit the selection of our independent registered public accounting firm for ratification by our stockholders at the 2022 annual meeting.

Representatives of Whitley Penn LLP will attend the annual meeting and will be available to respond to appropriate questions and, although the firm has indicated that no statement will be made, an opportunity for a statement will be provided.

The Audit Committee reviews and pre-approves both audit and all permissible non-audit services provided by our independent registered public accounting firm, and accordingly, all services and fees in the 2021 and 2020 fiscal years provided by Whitley Penn LLP were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of services, other than services rendered in connection with the audit of our annual financial statements, is compatible with maintaining Whitley Penn LLP’s independence. The Audit Committee has determined that the rendering of non-audit services by Whitley Penn LLP during the fiscal years ended December 26, 2021 and December 27, 2020 was compatible with maintaining the firm’s independence.

Stockholder ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Whitley Penn LLP to the stockholders for ratification as a matter of good corporate practice. The Audit Committee believes it to be in the best interests of our stockholders to retain, and has retained, Whitley Penn LLP as our independent registered public accounting firm for the 2022 fiscal year ending January 1, 2023. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue the retention of Whitley Penn LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and those of our stockholders. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit Committee’s analysis of this information, the Audit Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.

Our Board recommends that you vote “FOR” the proposal to ratify the selection of Whitley Penn LLP as our independent registered public accounting firm for the 2022 fiscal year ending January 1, 2023.
BGSF – 2021 Proxy Statement – 14

Principal Accountant Fees and Services

Aggregate fees billed or incurred related to the following years for professional services rendered by Whitley Penn LLP for the fiscal years ended December 26, 2021 and December 27, 2020 are set forth below.

	2021	2020

Audit Fees (1)	$326,133	$298,487
Audit-Related Fees (2)	67,400	48,435
Tax Fees	—	—
All Other Fees	—	—
Total	$393,533	$346,922

(1)	Audit fees consist principally of fees for the audit of our consolidated financial statements and Sarbanes-Oxley audit over internal controls, review of our interim consolidated financial statements and audit services related to our acquisitions.
(2)	These fees consist principally of fees related to the review of SEC registration statements, acquisition due diligence, and U.S. Department of Labor filings.

BGSF – 2021 Proxy Statement – 15

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its oversight responsibilities by, among other things, reviewing the financial reports and other financial information provided by the Company to any governmental body or the public.

In discharging its oversight responsibilities, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Standards Board, discussed with the independent auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the integrity of the Company’s financial reporting processes, including the Company’s internal accounting systems and controls, and reviewed with management and the independent auditors the Company’s significant accounting principles and financial reporting issues, including judgments made in connection with the preparation of the Company’s financial statements. The Audit Committee also reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board, Auditing Standard AS1301, Communications with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the consolidated financial statements of the Company.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 26, 2021 with management and the independent auditors. Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting (as defined in Rule 13a-15(f) promulgated under the Securities Exchange Act of 1934, as amended), and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing those consolidated financial statements. The Company's independent auditors are also responsible for performing an audit of the Company's internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes. The members of the Audit Committee are “independent” as defined by SEC and NYSE rules, and our Board has determined that Douglas E. Hailey and C. David Allen, Jr. are “audit committee financial experts” as defined by SEC rules.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee periodically meets with the Company’s independent auditors, with and without management present, and in private sessions with members of senior management to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee also periodically meets in executive session.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board subsequently approved the recommendation) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2021, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Douglas E. Hailey, Chair
C. David Allen, Jr.
Richard L. Baum, Jr.

Incorporation by Reference
To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.
BGSF – 2021 Proxy Statement – 16

EXECUTIVE OFFICERS

Our Board appoints our executive officers and updates the executive officer positions as needed throughout the fiscal year. Each executive officer serves at the behest of our Board and until their successors are appointed, or until the earlier of their death, resignation or removal.

The following table sets forth certain information with respect to our executive officers as of the date of this Proxy Statement:

Name	Age	Position

Beth Garvey	56	President and Chief Executive Officer
Dan Hollenbach	66	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Beth Garvey began serving as President and Chief Executive Officer of the Company in October 2018. Ms. Garvey previously served as Chief Operating Officer of the Company from August 2016 and joined the Company through the Company's acquisition of substantially all of the assets of InStaff Holding Corporation and InStaff Personnel, LLC ("InStaff") in 2013. Ms. Garvey started at InStaff in 1998 as Director of Human Resources, subsequently serving as Director of Operations, VP of Operations, Senior VP of Operations, COO and ultimately CEO prior to our acquisition. The Staffing Industry Analysts has recognized her as one of North America Staffing 100 for the previous 2 years and included her in the Global Power 150 – Women in Staffing list for the past 3 years. In addition, D CEO has named Ms. Garvey as one of the top Dallas 500 Business Leaders 4 times. In 2010, Ms. Garvey was a Dallas Business Journal ‘Women in Business’ honoree recognizing outstanding local women business leaders who not only make a difference in their industries, but also in their communities. Beth currently serves on the Board of Directors of the Dallas Regional Chamber and is co-chair of the Talent Attraction committee. She is a past chair of the Executive Committee for the Dallas Executive Women’s Roundtable and is on the Board of Directors for The Family Place, a non-profit supporting victims of family violence. In addition, she is a founding member of Y Texas, as well as a Board Member of the Y Texas Foundation an initiative of Texas CEO’s to help advance workforce development initiatives for students and veterans in the State of Texas. Recently, Ms. Garvey was named as a finalist in the EY Entrepreneur of the Year® 2020 Award for the Southwest region.

Dan Hollenbach joined as Chief Financial Officer and Secretary in August 2015. Prior to joining the Company, Mr. Hollenbach was the CFO of Cybergy Holdings, Inc. (OTC: CYBG), an advisory service and products company for the federal and state governments, and commercial clients, from May 2014 to August 2015. Prior to this position, he led the consulting practice for Robert Half Management Resources in Colorado from June 2010 to May 2014. From August 2004 to July 2009, Dan was the CFO for Global Employment Holdings (OTC: GEYH), a national workforce solution, consulting, and professional employer organization company. Mr. Hollenbach began his career in the Audit and Assurance Services practice of EY before entering the corporate world. He has over four decades of experience in corporate accounting and finance, including expertise in initial public offerings, SEC reporting, mergers and acquisitions, Sarbanes-Oxley, treasury management, process improvement, and all phases of audit, tax, and reporting. Additionally, he has served on audit committees and led negotiations of multiple senior debt restructurings. He is a CPA in the State of Texas, holds a Chartered Global Management Accountant certification, and received his B.B.A. in accounting from Texas Tech University.

Named Executive Officers

Our named executive officers for the 2021 fiscal year are:

•Beth Garvey, our President and Chief Executive Officer; and

•Dan Hollenbach, our Chief Financial Officer and Secretary (Principal Financial and Accounting Officer).

Throughout this section, the term “named executive officer” is intended to refer to the individuals identified above. During the 2021 fiscal year, we had only two executive officers, each of whom is set forth above.

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Summary Compensation Table

The following table presents compensation information for our named executive officers with respect to the 2021 and 2020 fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (*)	Option Awards ($) (*)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)

Beth Garvey President and Chief Executive Officer	2021	$425,000	$188,388	$28,922	$102,816	$—	$—	$14,857	(1)	$759,983
	2020	$350,000	$113,475	$35,763	$193,860	$—	$—	$14,588	(1)	$707,686

Dan Hollenbach Chief Financial Officer and Secretary	2021	$320,000	$146,388	$33,373	$82,648	$—	$—	$10,400	(1)	$592,809
	2020	$275,000	$94,725	$35,763	$124,214	$—	$—	$10,400	(1)	$540,102
(*)The amounts reflect the dollar amounts recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 15 Share-based Compensation to the audited consolidated financial statements included in the Form 10-K.
(1)Represents the matching 401(k) contributions made by us.

Agreements with Executive Officers

President and Chief Executive Officer

On October 1, 2018, we amended a 2016 employment agreement with Beth Garvey pursuant to which Ms. Garvey served as our President and Chief Executive Officer through September 30, 2021. The agreement remains in effect under successive one-year extensions unless terminated pursuant its terms. Ms. Garvey's annual compensation is evaluated annually, but may not be less than $350,000 per year. Effective December 27, 2020, Ms. Garvey's annual salary was raised to $425,000.

Ms. Garvey is eligible to receive an annual cash bonus based on achieving certain adjusted EBITDA levels (as defined by the Compensation Committee) and, except as stated in her employment agreement, provided that Ms. Garvey is in our employment on the last day of the fiscal year. Moreover, if certain acquisitions occur during her employment period, Ms. Garvey will receive a bonus equal to 1% of the acquired company’s adjusted EBITDA, as determined by the Board, for the first 12 months after the acquisition’s closing date. The Compensation Committee may also grant discretionary bonuses.

In the event that Ms. Garvey’s employment is terminated by us without cause or by Ms. Garvey for good reason, Ms. Garvey will receive as severance installments equal to twelve months of base salary plus COBRA premiums for eighteen months for Ms. Garvey and her dependents. In the event that Ms. Garvey’s employment is terminated without cause or for good reason within one year of a change in control, Ms. Garvey will receive her base salary plus COBRA premiums for eighteen months for her and her dependents. Ms. Garvey will also generally be entitled to receive any bonus payable but unpaid, payment for unused vacation days, and unpaid reimbursements. The severance is contingent upon Ms. Garvey’s execution of a separation agreement including a general release. In the event that Ms. Garvey’s employment is terminated by us for cause, or by Ms. Garvey other than for good reason, we will pay to Ms. Garvey any monthly salary, bonus, unused vacation, and expense reimbursements, earned or due to Ms. Garvey but unpaid.

We and Ms. Garvey have also entered into a confidentiality, non-solicitation, non-interference and non-competition agreement. Pursuant to the agreement, Ms. Garvey generally agrees not to disclose our confidential information (as defined in the agreement) and, for a period of eighteen months following her termination, not to solicit our client partners, interfere with our client partner and supplier relationships, or solicit our team members. Ms. Garvey also agrees not to compete with us for a period of twelve months after termination.

Ms. Garvey was granted stock options and stock awards during 2021 fiscal year as further described under “Outstanding Equity Awards” below.

BGSF – 2021 Proxy Statement – 18

Chief Financial Officer

On October 1, 2018, we amended a 2015 employment agreement with Dan Hollenbach pursuant to which Mr. Hollenbach serves as our Chief Financial Officer and Secretary through September 30, 2021. The contract remains in effect under successive one-year extensions unless terminated pursuant to its terms. Mr. Hollenbach's annual compensation is evaluated annually, but may not be less than $275,000 per year. Effective December 27, 2020, Mr. Hollenbach's annual salary was raised to $320,000.

Mr. Hollenbach is eligible to receive an annual cash bonus based on achieving certain adjusted EBITDA levels (as defined by the Compensation Committee) and, except as stated in his employment agreement, provided that Mr. Hollenbach is in our employment on the last day of the fiscal year. Moreover, if certain acquisitions occur during his employment period, Mr. Hollenbach will receive a bonus equal to 1% of the acquired company’s adjusted EBITDA, as determined by the Board, for the first 12 months after the acquisition’s closing date. The Compensation Committee may also grant discretionary bonuses.

In the event that Mr. Hollenbach’s employment is terminated by us without cause or by Mr. Hollenbach for good reason, Mr. Hollenbach will receive as severance installments equal to twelve months of base salary plus COBRA premiums for eighteen months for Mr. Hollenbach and his dependents. In the event that Mr. Hollenbach’s employment is terminated without cause or for good reason within one year of a change in control, Mr. Hollenbach will receive his base salary and COBRA premiums for eighteen months for him and his dependents. Mr. Hollenbach will also generally be entitled to receive any bonus payable but unpaid, payment for unused vacation days, and unpaid reimbursements. The severance is contingent upon Mr. Hollenbach’s execution of a separation agreement including a general release. In the event that Mr. Hollenbach’s employment is terminated by us for cause, or by Mr. Hollenbach other than for good reason, we will pay to Mr. Hollenbach any monthly salary, bonus, unused vacation, and expense reimbursements, earned or due to Mr. Hollenbach but unpaid.

We and Mr. Hollenbach have also entered into a confidentiality, non-solicitation, non-interference and non-competition agreement. Pursuant to the agreement, Mr. Hollenbach generally agrees not to disclose our confidential information (as defined in the agreement) and, for a period of eighteen months following his termination, not to solicit our client partners, interfere with our client partner and supplier relationships, or solicit our team members. Mr. Hollenbach also agrees not to compete with us for a period of twelve months after termination.

Mr. Hollenbach was granted stock options and stock awards during the 2021 fiscal year as further described under “Outstanding Equity Awards” below.

2013 Long-Term Incentive Plan

Our Board adopted our 2013 Long-Term Incentive Plan ( the "2013 Plan") effective December 20, 2013, and was approved by our stockholders on February 6, 2014. Our 2013 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our team members and any subsidiary corporations’ team members, and for the grant of non-statutory stock options, restricted stock, RSUs, stock appreciation rights, performance units and performance shares to our team members, directors and consultants and our parent and subsidiary corporations’ team members. A total of 900,000 shares of our common stock were originally reserved for issuance pursuant to our 2013 Plan. On November 3, 2020 and May 16, 2017, stockholders approved and made effective amendments to the 2013 Plan, which each added an additional 250,000 shares of common stock reserved for issuance, of which 287,457 shares remained available for issuance as of December 26, 2021. For more details on our 2013 Plan, see our registration statement on Form S-8 (File No. 333-193014) filed on December 20, 2013, Form S-8 (File No. 333-218869) filed on June 20, 2017, Form S-8 (File No. 333-251192) filed on December 8, 2020, and Note 15 in the Notes to Consolidated Financial Statements in the Form 10-K.

2020 Employee Stock Purchase Plan (“2020 ESPP”)

In November 2020, the Board adopted and the shareholders approved the 2020 ESPP. Under the 2020 ESPP, eligible team members of the Company may elect for payroll deductions to purchase shares on each purchase date during an offering period. A total of 250,000 shares of common stock of BGSF, Inc. were initially reserved for issuance pursuant to the 2020 ESPP. We began our initial offering period during second quarter 2021 and as of December 26, 2021, 218,224 shares remained available for issuance.

For more details on our 2020 ESPP, see our registration statement on Form S-8 (File No. 333-251193) filed on December 8, 2020, and Note 15 in the Notes to Consolidated Financial Statements.
BGSF – 2021 Proxy Statement – 19

Outstanding Equity Awards

The following table presents outstanding equity awards as of December 26, 2021.

Name	Option Awards							Stock Awards
	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)
(a)		(b)	(c)		(d)	(e)	(f)	(g)		(h)

Beth Garvey	08/04/2021	—	6,000	(1)	—	$11.57	08/04/2031	—		—
	08/04/2021	2,000	2,000	(2)	—	$11.57	08/04/2031	—		—
	08/04/2021	—	—		—	$—	—	15,000	(13)	$210,150
	08/04/2020	—	2,400	(3)	—	$9.72	08/04/2030	—		—
	08/04/2020	2,400	1,200	(4)	—	$9.72	08/04/2030	—		—
	09/24/2018	2,259	3,889	(5)	—	$25.71	09/24/2028	—		—
	09/24/2018	77,741	16,111	(6)	—	$25.71	09/24/2028	—		—
	06/07/2017	2,500	—		—	$16.76	06/07/2027	—		—
	06/07/2017	10,000	—		—	$16.76	06/07/2027	—		—
	08/16/2016	13,185	—		—	$17.46	08/16/2026	—		—
	08/16/2016	36,815	—		—	$17.46	08/16/2026	—		—
	06/09/2015	20,000	—		—	$11.00	06/09/2025	—		—

Dan Hollenbach	08/04/2021	—	3,000	(7)	—	$11.57	08/04/2031	—		—
	08/04/2021	1,000	1,000	(8)	—	$11.57	08/04/2031	—		—
	08/04/2021	—	—		—	$—	—	11,250	(14)	$157,613
	08/04/2020	—	1,800	(9)	—	$9.72	08/04/2030	—		—
	08/04/2020	1,800	900	(10)	—	$9.72	08/04/2030	—		—
	09/24/2018	4,519	3,889	(11)	—	$25.71	09/24/2028	—		—
	09/24/2018	55,481	11,111	(12)	—	$25.71	09/24/2028	—		—
	06/07/2017	5,000	—		—	$16.76	06/07/2027	—		—
	06/07/2017	7,500	—		—	$16.76	06/07/2027	—		—
	10/27/2015	17,012	—		—	$11.07	10/27/2025	—		—
	10/27/2015	19,835	—		—	$11.07	10/27/2025	—		—
(1)Incentive stock options will vest 2,000 on August 4, 2023, 2,000 on August 4, 2024, and 2,000 on August 4, 2025.
(2)Nonqualified stock options will vest 2,000 on August 4, 2022.
(3)Incentive stock options will vest 1,200 on August 4, 2023 and 1,200 on August 4, 2024.
(4)Nonqualified stock options will vest 1,200 on August 4, 2022.
(5)Incentive stock options will vest 3,889 on September 24, 2022.
(6)Nonqualified stock options will vest 16,111 on September 24, 2022.
(7)Incentive stock options will vest 1,000 on August 4, 2023, 1,000 on August 4, 2024, and 1,000 on August 4, 2025.
(8)Nonqualified stock options will vest 1,000 on August 4, 2022.
(9)Incentive stock options will vest 900 on August 4, 2023 and 900 on August 4, 2022.
(10)Nonqualified stock options will vest 900 on August 4, 2022.
(11)Incentive stock options will vest 3,889 on September 24, 2022.
(12)Nonqualified stock options will vest 11,111 on September 24, 2022.
(13)Shares will vest 5,000 on August 10, 2022, 5,000 on August 10, 2023, and 5,000 on August 10, 2024.
(14)Shares will vest 3,750 on August 10, 2022, 3,750 on August 10, 2023, and 3,750 on August 10, 2024.

Each option and stock award is subject to the condition that the optionee will have remained employed by the Company, or any one or more of its subsidiaries, through such vesting dates, and each option is further subject to the terms and conditions set forth in the 2013 Plan and in the applicable Stock Option Agreement.

BGSF – 2021 Proxy Statement – 20

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a current or former officer or team member (i.e., employee) of BGSF, Inc. or its subsidiaries. No executive officer of BGSF, Inc. served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Hedging Policy
Our Insider Trading Policy provides that a “covered person” (i.e., our directors and our officers at the vice president level or above), including such covered person’s spouse, other persons living in such covered person’s household and minor children and entities over which such covered person exercises control, is prohibited from engaging in the following transactions in our securities unless advance approval is obtained from our compliance officer: (1) short-term trading (i.e., covered persons who purchase our securities may not sell any of our securities of the same class for at least six months after the purchase); (2) short sales (i.e., covered persons may not sell our securities short); (3) options trading (i.e., covered persons may not buy or sell puts or calls or other derivative securities on our securities); (4) trading on margin or pledging (i.e., covered persons may not hold our securities in a margin account or pledge our securities as collateral for a loan; and (5) hedging (i.e., covered persons may not enter into hedging or monetization transactions or similar arrangements with respect to our securities).

BGSF – 2021 Proxy Statement – 21

PROPOSAL THREE:	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY” VOTE)

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related Securities and Exchange Commission rules require that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officer as disclosed in this Proxy Statement in accordance with SEC rules. We must provide this opportunity to our stockholders at least once every three years. Our Board has determined to provide this opportunity on an annual basis.

Our Board is requesting your advisory approval of the compensation of our named executive officers, for the 2021 fiscal year ended December 26, 2021, as disclosed in the Executive Officers section of this Proxy Statement, including the compensation tables, and the narrative discussion. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive compensation and benefits package that reflects executive performance, job complexity and strategic value of the position, which it believes also includes retention incentives, performance incentives, and alignment with the interests of our shareholders.

The vote on this proposal is advisory, which means that the vote will not be binding on the Company, the Board, or any committee of the Board. The compensation committee will consider the results of the vote on this proposal in connection with its regular evaluations of our executive compensation program and in establishing our named executive officer compensation. In view of the foregoing, our stockholders will vote on the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement for the 2022 Annual Stockholders Meeting in accordance with the Securities and Exchange Commission’s compensation disclosure rules.”

Our Board recommends that you vote “FOR” the non-binding advisory resolution to approve the compensation of our named executive officers.

BGSF – 2021 Proxy Statement – 22

RELATED PERSON TRANSACTIONS
Policy on Review and Approval of Transactions with Related Persons
Our Board is currently primarily responsible for developing and implementing processes and controls to obtain information from our directors, executive officers and significant stockholders regarding related-person transactions and then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in these transactions. Our Audit Committee is responsible for the review, approval and ratification of “related-person transactions” between us and any related person. Under SEC rules, a related person is a director, executive officer, nominee for director or beneficial holder of more than of 5% of any class of our voting securities or an immediate family member of any of the foregoing. In the course of its review and approval or ratification of a related-person transaction, the Audit Committee will consider:
•the nature of the related person’s interest in the transaction;
•the material terms of the transaction, including the amount involved and type of transaction;
•the importance of the transaction to the related person and to the Company;
•whether the transaction would impair the judgment of a director or executive officer to act in our best interest and the best interest of our stockholders; and
•any other matters the Audit Committee deems appropriate.
Any member of the Audit Committee who is a related person with respect to a transaction under review will not be able to participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires certain officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and further requires us to identify in this Proxy Statement those officers, directors and persons who failed to timely file such a report. A Form 4 for Mr. C. David Allen, Jr., Mr. L. Allen Baker, Jr., Mr. Richard L. Baum, Jr., Mr. Douglas E. Hailey, Ms. Cynthia Marshall, and Mr. Paul A. Seid were filed late on August 20, 2021 to report a stock option grant on August 4, 2021 with respect to an aggregate of 1,730 shares of common stock each. Excepting the late filing disclosed above, and based solely on our review of these forms or written representations from such officers, directors and persons who own more than 10% of our common stock, we believe that all Section 16(a) filing requirements were met with respect to the 2021 fiscal year.

BGSF – 2021 Proxy Statement – 23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 2, 2022 by:

◦each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

◦each of our named executive officers and directors; and

◦all our executive officers and directors as a group.

Each stockholder’s percentage ownership is based on 10,425,210 shares of common stock outstanding as of February 2, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

The number and percentage of shares beneficially owned by a person includes shares that may be acquired by such person within 60 days of February 2, 2022 through the exercise of vested options or warrants, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

Except as otherwise set forth below, the address of the persons below is c/o BGSF, Inc., 5850 Granite Parkway, Suite 730, Plano, Texas 75024.

Name of Beneficial Owner	Shares of Common Beneficially Stock Owned		Percent of Common Stock Beneficially Owned

Dan Hollenbach	131,997	(1)	1.3%
C. David Allen, Jr.	19,851	(2)	*
Richard L. Baum, Jr.	95,353	(4)	*
Beth Garvey	215,132	(5)	2.0%
Douglas E. Hailey	129,820	(6)	1.2%
Cynthia Marshall	11,101	(7)	*
Paul A. Seid	98,408	(8)	*
All executive officers and directors as a group (7 total)	701,662		6.5%
Pacific Ridge Capital Partners, LLC (9)	598,461	(10)	5.7%

*	Less than 1%.
(1)	Includes 112,147 shares of common stock issuable upon exercise of stock options and 11,250 shares of unvested restricted common stock.
(2)	Includes 3,170 shares of common stock issuable upon exercise of stock options and 5,678 shares of unvested restricted common stock.
(4)
Includes 15,420 shares of common stock issuable upon exercise of stock options, 44,544 shares of common stock held by a private investment company controlled by Mr. Baum, 11,352 shares of common stock held by trusts for the benefit of Mr. Baum and his family and 5,678 shares of unvested restricted common stock.

(5)	Includes 166,900 shares of common stock issuable upon exercise of stock options and 15,000 shares of unvested restricted common stock.
(6)	Includes 26,918 shares of common stock issuable upon exercise of stock options and 5,678 shares of unvested restricted common stock.
(7)	Includes 1,170 shares of common stock issuable upon exercise of stock options and 5,365 shares of unvested restricted common stock.
BGSF – 2021 Proxy Statement – 24

(8)
Includes 15,420 shares of common stock issuable upon exercise of stock options, 600 shares of common stock held by Mr. Seid as custodian for a third party, and 5,678 shares of unvested restricted common stock.

(9)	The address of Pacific Ridge Capital Partners, LLC is 4900 Meadow Road, Suite 320, Lake Oswego, Oregon 97035.
(10)	Includes 539,311 shares over which Pacific Ridge Capital Partners, LLC has sole voting power and 598,461 shares over which such entities have sole disposition power. Information regarding Pacific Ridge Capital Partners, LLC is based solely on a Schedule 13G filed with the SEC.

BGSF – 2021 Proxy Statement – 25

SUBMISSION OF STOCKHOLDER PROPOSALS

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2023 annual meeting of shareholders pursuant to SEC Rule 14a-8 must be received by us no later than February 14, 2023, unless the date of our 2023 annual meeting is more than 30 days before or after August 3, 2023, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. All proposals must be addressed to Corporate Secretary, BGSF, Inc., 5850 Granite Parkway, Suite 730, Plano, Texas 75024. A shareholder nomination of a person for election to our Board or a proposal for consideration at our 2023 annual meeting must be submitted in accordance with the advance notice procedures and other requirements set forth in Article II of our Bylaws. These requirements are separate from, and in addition to, the requirements discussed above to have proposals included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. Our Bylaws require that the proposal or nomination must be received by our Corporate Secretary at the above address no earlier than the close of business on April 5, 2023, and no later than the close of business on May 5, 2023, unless the date of the 2023 annual meeting is more than 30 days before or 70 days after August 3, 2023. If the date of the 2023 annual meeting is more than 30 days before or 70 days after August 3, 2023, we must receive the proposal or nomination no later than the tenth day following the day on which public disclosure of the date of the 2023 annual meeting is made.

OTHER BUSINESS

The Board does not intend to bring any business before the annual meeting other than the matters referred to in this Proxy Statement and at this time has not been informed of any matters that may be presented to the annual meeting by others. If, however, any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

*****PLEASE VOTE—YOUR VOTE IS IMPORTANT*****

BGSF – 2021 Proxy Statement – 26

ANNUAL MEETING OF SHAREHOLDERS OF

BGSF, INC.

August 3, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, Annual Report on Form 10-K, and proxy card are available at http://investor.bgsf.com/financials/annual-reports

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20330300000000000000 3 080322

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Richard L. Baum, Jr. — Class II director
- ○ Paul A. Seid — Class II director
- ○ Cynthia Marshall — Class II director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify BGSF, Inc.'s Audit Committee's appointment of Whitley Penn LLP as independent registered public accounting firm for the 2022 fiscal year ending January 1, 2023.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BGSF, INC.
Proxy for Annual Meeting of Shareholders on August 3, 2022
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Beth Garvey and Dan Hollenbach, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of BGSF, Inc., to be held August 3, 2022 at the principal executive offices of BGSF, Inc., located at 5850 Granite Parkway Dr., Suite 730, Plano, Texas 75024, and at any adjournments or postponements thereof, as follows (if no direction is given as to the manner in which this proxy should be voted, it will be voted in accordance with the Board of Directors' recommendations):

(continued and to be signed on the reverse side.)